Exhibit 99.1

Churchill Capital Corp XI Shareholders Approve Business Combination with Agility Robotics

Approximately $465 million in expected gross capital to support Agility’s business plan and accelerate commercial deployments

Transaction expected to close on November 4, 2026; combined company expected to begin trading on Nasdaq under ticker symbol “AGLT” on November 5, 2026

NEW YORK and SALEM, Ore. – November 2, 2026 – Churchill Capital Corp XI (Nasdaq: CCXI) (“Churchill XI”), a publicly traded special purpose acquisition company, today announced that its shareholders have approved the previously announced business combination with Agility Robotics, Inc. (“Agility”), a leading humanoid robotics and physical AI company.

At a special meeting held today, Churchill XI shareholders approved the business combination (the “Transaction”) and all related proposals. The Transaction received overwhelming support, with more than 84% of votes cast voting in favor.

As previously disclosed in the October 30 announcement, Agility’s gross capital raise in connection with the Transaction and related financings is expected to total approximately $465 million, before transaction expenses. This includes: (i) approximately $164 million from Churchill XI’s trust account; (ii) approximately $201 million from a common stock PIPE committed at $10 per share, led by Foxconn with participation from leading existing Agility stockholders and new institutional investors; and (iii) $100 million of equity funding already received following the announcement of the business combination.

Agility is expected to enter the public markets well capitalized, with a clean balance sheet and the resources to execute its planned investments in commercial expansion and accelerate deployments with leading global enterprise customers. Upon closing, Agility is expected to become the only U.S. publicly listed pure-play humanoid robotics company with proven, active commercial deployments.

Based on shareholder approval of the domestication proposal by Churchill XI’s shareholders, Churchill XI will change its jurisdiction of incorporation from the Cayman Islands to the State of Delaware. Upon domestication, the continuing entity will be renamed “Agility Robotics, Inc.,” and existing Churchill XI shareholders will hold common stock in Agility Robotics, Inc., a Delaware corporation.

The Transaction and related PIPE financing are expected to close on November 4, 2026, subject to the satisfaction of applicable closing conditions. Following closing, the combined company will operate as Agility Robotics, Inc., and its common stock and warrants are expected to begin trading on the Nasdaq Stock Market under the ticker symbols “AGLT” and “AGLTW,” respectively, on November 5, 2026.

About Agility Robotics

Headquartered in Salem, Oregon, with offices in Pittsburgh, Pennsylvania and Fremont, California, Agility Robotics’ mission is to build robot partners that augment the human workforce. Agility’s groundbreaking general-purpose humanoid robot, Digit, is the first multi-purpose, human-centric robot that is Made for Work® and commercially deployed today. With more than 65,000 hours of real-world operation combined with industry-leading safety standards, we’re pioneering a new era of automation that enhances human potential. To learn more, visit agilityrobotics.com.

About Churchill Capital Corp XI

Churchill Capital Corp XI (“Churchill XI”) is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. It may pursue an initial business combination target in any business or industry.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the federal securities laws regarding Agility and Churchill Capital Corp XI (“Churchill XI”). Forward-looking statements are often identified by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should” and “would,” or similar expressions. The absence of any of these words or similar expressions does not mean that a statement is not forward-looking. These forward-looking statements are based on Agility’s and Churchill XI’s current expectations and projections. These statements include statements relating to, without limitation: Agility’s ability to develop, validate and deploy new Digit skills and capabilities, including Digit 5 and its cooperative safety capabilities; the anticipated gross proceeds from the transaction, including proceeds from Churchill XI’s trust account following redemptions and the PIPE financing; Agility’s ability to expand its customer base, increase commercial deployments of Digit and support existing and future customer relationships; the anticipated value, fulfillment and timing of customer orders, including orders for Digit 5 that are subject to contractual milestones; Agility’s ability to scale its operations, manufacturing and service infrastructure to support growing customer demand; Agility’s preparation to operate as a public company; Agility’s ability to consummate the proposed business combination with Churchill XI, the satisfaction or waiver of closing conditions and the expected timing of closing; the expected listing of the combined company’s common stock and warrants on Nasdaq under the ticker symbol “AGLT” and “AGLTW,” respectively; and the potential benefits of the proposed transaction.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Agility and Churchill XI.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause Agility’s, Churchill XI’s or the combined company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Agility is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Agility’s historical net losses and limited operating history; Agility’s expectations regarding future financial performance, capital requirements and unit economics; Agility’s use and reporting of business and operational metrics; Agility’s competitive landscape; Agility’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; Agility’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Agility’s reliance on strategic partners and other third parties; Agility’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Churchill XI’s securities; the failure by the parties to satisfy the conditions to consummation of the proposed transaction, including the approval of Churchill XI’s shareholders; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Churchill XI could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the level of redemptions of Churchill XI’s public shareholders; the ability of Agility to grow and manage growth, maintain relationships with customers and retain its management and key employees; costs related to the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Agility or Churchill XI; failure to realize the anticipated benefits of the proposed transaction; Agility’s estimates of expenses and profitability; the evolution of the markets in which Agility competes; the ability of Churchill XI or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Churchill XI’s filings with the Securities and Exchange Commission (the “SEC”). Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Agility, Churchill XI or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Agility’s and Churchill XI’s management as of the date of this press release; subsequent events and developments may cause their assessments to change. While Agility and Churchill XI may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect Agility’s and Churchill XI’s beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and Agility’s and Churchill XI’s statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in Churchill XI is not an investment in any of Churchill XI’s founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Churchill XI, which may differ materially from the performance of Churchill XI’s founders’ or sponsors’ past investments.

Contacts

Media: Michael Oldenburg
media@agilityrobotics.com

Investors: Anthony Rozmus
investor-relations@agilityrobotics.com